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                                                                    EXHIBIT 10.6


                         AMENDMENT TO CREDIT AGREEMENT


     This AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated effective as of November 1, 2000, is made by and between GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company ("Borrower"), and COMPASS BANK, an Alabama state chartered banking institution ("Lender").


RECITALS:

     A. Borrower and Lender entered into that certain Credit Agreement dated as of September 23, 1999 (as the same may have heretofore been amended, modified, restated or supplemented from time to time, the "Credit Agreement").

     B. Borrower and Lender now desire to make certain changes to the Credit Agreement.


AGREEMENTS:

     In consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

     1. DEFINITION OF "COMMITMENT TERMINATION DATE" AMENDED. The definition of "Commitment Termination Date" set forth in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Commitment Termination Date" shall mean November 1, 2001.

     2. CERTAIN DEFINITIONS AND REFERENCES. Terms used but not defined herein, but which are defined in the Credit Agreement or in the other Loan Documents, shall have the meanings herein ascribed to them therein. The term "Agreement" as used in the Credit Agreement and the term "Credit Agreement," as used in the other Loan Documents or any other instrument, document or writing furnished to Lender by Borrower shall mean the Credit Agreement as hereby amended.

     3. LIEN CONTINUATION; MISCELLANEOUS. Borrower and Lender hereby acknowledge, confirm and agree that the Security Instruments secure and shall continue to secure the obligations of Borrower and any other party to any of the Loan Documents (other than Lender) under the Loan Documents and the Security Instruments are hereby deemed modified to the extent necessary to evidence the foregoing acknowledgments, agreements and confirmations. Nothing contained in this Amendment or any other document, instrument or other writing executed in connection with this Amendment shall be construed as a release or impairment of any of the liens, assignments and security interests created or granted pursuant to the Security Instruments and such liens, assignments and security interests are hereby ratified and confirmed.
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The Liens of the Security Instruments are not waived. To the extent of any conflict between the Credit Agreement or any of the other Loan Documents (or any earlier modification of any of them) and this Amendment, this Amendment shall control. Except as hereby expressly modified, all terms of the Credit Agreement and the other Loan Documents (as any of them may have been previously modified by any written agreement) remain in full force and effect. This Amendment (a) shall bind and benefit Borrower and, except as herein expressly limited, Lender, and their respective receivers, trustees, successors and assigns (provided, that Borrower may not assign its rights hereunder without the prior written consent of Lender); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT; (d) may be executed in several counterparts, and by the parties hereto in separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement and (e) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Borrower acknowledges and agrees that there are no oral agreements among any of them with respect to the transactions contemplated by the Loan Documents which have not been incorporated in this Amendment or in the Loan Documents. If any provision of this Amendment should be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected thereby. Each waiver in this Amendment is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Lender for having bargained for and obtained it. Wherever the term "including" or a similar term is used in this Amendment, it shall be read as if it were "including by way of example only and without in any way limiting the generality of the clause or concept referred to." Any exhibits, appendices and annexes described in this Amendment as being attached to it are hereby incorporated into it. The headings in this Amendment shall be accorded no significance in interpreting it. BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS FOREVER LENDER AND ITS OFFICERS, DIRECTORS, TRUSTEES, AGENTS, EMPLOYEES AND COUNSEL (IN EACH CASE, PAST, PRESENT AND FUTURE) FROM ANY AND ALL CLAIMS EXISTING AS OF THE DATE HEREOF (OR THE DATE OF ACTUAL EXECUTION HEREOF BY THE APPLICABLE PERSON OR ENTITY, IF LATER). AS USED HEREIN, THE TERM "CLAIM" SHALL MEAN ANY AND ALL LIABILITIES, CLAIMS, DEFENSES, DEMANDS, ACTIONS, CAUSES OF ACTION, JUDGMENTS, DEFICIENCIES, INTEREST, LIENS, COSTS OR EXPENSES (INCLUDING BUT NOT LIMITED TO COURT COSTS, PENALTIES, ATTORNEYS' FEES AND DISBURSEMENTS, AND AMOUNTS PAID IN SETTLEMENT) OF ANY KIND AND CHARACTER WHATSOEVER, INCLUDING BUT NOT LIMITED TO CLAIMS FOR USURY, BREACH OF CONTRACT, BREACH OF COMMITMENT, NEGLIGENT MISREPRESENTATION OR FAILURE TO ACT IN GOOD FAITH, IN EACH CASE WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED OR PRIMARY OR CONTINGENT, AND WHETHER ARISING OUT OF WRITTEN DOCUMENTS, UNWRITTEN UNDERTAKINGS, COURSE OF CONDUCT, TORT, VIOLATIONS OF LAWS OR REGULATIONS OR OTHERWISE.

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              NOTICE PURSUANT TO TEX. BUS. & COMM. CODE (S)26.02

     THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED effective as of the date first set forth above.

                              GOODRICH PETROLEUM COMPANY, L.L.C.


                              By: /s/ WALTER G. GOODRICH
                                 ______________________________
                                    Walter G. Goodrich,
                                    President

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                              COMPASS BANK


                              By: /s/ DOROTHY MARCHAND
                                 ______________________________
                                    Dorothy Marchand,
                                    Senior Vice President

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     The undersigned hereby joins in this Amendment to evidence its consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code (S)26.02 set forth above.


                              GOODRICH PETROLEUM CORPORATION,
                              a Delaware corporation


                              By: /s/ WALTER G. GOODRICH
                                 ______________________________
                                    Walter G. Goodrich
                                    President

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